                                                          EXHIBIT 10(a)

                                                          DATE: APRIL 29, 1999

                              CONVEYANCE AGREEMENT

                                  BY AND AMONG

                              THE CITY OF DETROIT,

           THE ECONOMIC DEVELOPMENT CORPORATION OF THE CITY OF DETROIT

                                       and

                          DETROIT ENTERTAINMENT, L.L.C.

     THIS CONVEYANCE AGREEMENT (this "Agreement"), entered into this 29th day of April, 1999, by and among the City of Detroit, a Michigan municipal corporation ("City"), The Economic Development Corporation of the City of Detroit, a Michigan public body corporate ("EDC") , whose address is 211 West Fort St., Suite 900, Detroit, Michigan 48226 and Detroit Entertainment, L.L.C., a Michigan limited liability company ("Developer"), whose address is 1922 Cass, Detroit, Michigan 48226.

                                   WITNESSETH:

     WHEREAS, Developer has agreed to purchase and develop the land described in EXHIBIT "A" attached hereto and made a part hereof, together with any improvements thereon (the "Property") in accordance with the terms, covenants and conditions of that certain Amended and Restated Development Agreement dated April 9, 1998 (the "Development Agreement"), by and among City, EDC and Developer; and

     WHEREAS, the Development Agreement requires Developer to purchase the Property pursuant to the terms, covenants and conditions of this Agreement.

     NOW, THEREFORE, in consideration of the premises and the mutual obligations of the parties hereto, each of them does hereby covenant and agree with the others, as follows:

1.   DEFINITIONS

     1.01 Each capitalized term used in this Agreement shall have the meaning ascribed to it in the Development Agreement, unless otherwise expressly defined herein.

2.   PURCHASE AND SALE OF PROPERTY

     2.01 APPROVAL OF REVISED SCHEDULES A AND B. In reliance upon the representation by City and EDC that Developer or its consultants have been furnished with all Supporting Material (as defined in SECTION 3.03 of the form of Conveyance Agreement annexed to the Development Agreement) reasonably required by Developer or its consultants to make an informed decision as to the accuracy of Revised Schedules A and B in the form attached hereto as EXHIBIT "B" ("Revised Schedules A and B") which will be submitted as contemplated by SECTION
2.18 of the Development Agreement, Developer hereby approves and accepts Revised Schedules A and B.

     2.02 DEVELOPER WAIVER REGARDING REVISED SCHEDULES A AND B. Developer hereby waives any and all rights that it may have to claim or assert that the information set forth on Revised Schedules A and B, or the Supporting Material on which they are based, is incomplete, inaccurate or requires further revision in any respect. Developer hereby acknowledges that the amounts set forth on Revised Schedules A and B are estimates and agrees that Developer's waiver shall not be affected if final costs exceed such estimates.

     2.03 PURCHASE AND SALE OF PROPERTY. The City hereby agrees to acquire the Property pursuant to the Development Agreement and the Resolution of Necessity, and upon acquisition of the Property, the City agrees to convey the Property to EDC. Notwithstanding the immediately preceding sentence, the City will not initiate an action to acquire Parcel Numbers 105, 106, 109, 113, and 114 (the "Parcels") as depicted on a drawing dated October 21, 1998 by METCO Services, Inc. for the Waterfront Reclamation and Casino Development Project, located in the Public Land through the exercise of the power of eminent domain except in the circumstance where the City has ownership or control of a suitable site or sites on which to relocate the business(es) operating on such Parcels, in accordance with and subject to the provisions of Sections 1. 1 (a)(69) and 2.9 of the Development Agreement. In the event such an action shall be commenced and one or more sites selected by the City shall be determined to be unsuitable, it shall be the obligation of the City to provide one or more alternate suitable sites ("Alternate Sites") in accordance with and subject to the provisions of Sections 1. 1 (a)(69) and 2.9 of the Development Agreement. The parties agree that there shall be no third party beneficiaries with respect to the agreement set forth in the inunediately preceding sentence. EDC agrees to sell the Property, as and when acquired from City, to Developer and Developer hereby agrees to purchase the Property from EDC on the terms, conditions and covenants contained herein. Developer agrees to develop the Property in accordance with the terms, conditions and covenants of the Development Agreement.

     2.04 CONVEYANCE. EDC shall sell, transfer and convey the Property to Developer either at a single closing or, at the option of the Developer and the Other Land-Based Casino Developers, in a series of closings (a "Closing") at which EDC shall convey any portion of the Property which has been acquired by City and/or EDC that EDC shall from time to time designate (the "Designated Parcel"). The Closings shall take place in the manner set forth in Article IV below.

     2.05 PAYMENT OF PURCHASE PRICE.

a. Pursuant to a certain Land and Funds Transfer Agreement by and between City and EDC of even date herewith (the "Transfer Agreement"), EDC will receive the proceeds (the "Bond

     Proceeds") of one or more series of bond offerings made by EDC as issuer (the "Bonds"). The terms of the Transfer Agreement govern the use of the Bond Proceeds, together with the earnings thereon, by City and EDC. The Bonds will be payable solely from draws upon the letter of credit being delivered by Developer pursuant to the Development Agreement.

b. The purchase price for all of the Property (including any Alternate Sites) shall be an amount equal to Developer's Pro Rata Share of Feehold Compensation less its Pro Rata Share of the City Contribution (the "Purchase Price"). Because the Property has been or will be acquired by City through one or more acquisition activities, including exercise of the power of eminent domain, the total amount of Feehold Compensation may not be known at the time of the Closing. Accordingly, the Purchase Price shall be subi ect to adjustment after the Closing as provided in SECTION 2.9 of the Development Agreement. The obligation of Developer or EDC, as the case may be, to make payments in the form of post-Closing adjustments as provided in SECTION 2.9 of the Development Agreement shall survive Closing, shall not merae into the Deed (as herein defined) and shall continue in effect unless and until Developer reconveys any acquired Designated Parcel or Parcels to EDC as provided in the Development Agreement.

     2.06 CONDITIONS OF APPROVAL AND WAIVER. Developer's approval under SECTION
2.01 and waiver under SECTION 2.02 are expressly subject to and conditioned upon:

a. The City not amending or revising Revised Schedules A or B to add any new matter;

b. The accuracy of the City's and EDC's representation in Section 2.01 above, provided that such representation shall not be deemed inaccurate if Developer's or its consultant's failure to receive any Supporting Material would not have reasonably resulted in a conclusion that Revised Schedules A and B are inaccurate or incomplete;

c.   The accuracy of the City's representation in SECTION 4.06;

d. The City not including as the cost of a Response activity on a Revised Schedule A a matter that reasonably could be classified as an Infrastructure Improvement; and

e. Receipt by the Developer of an ALTA boundary survey of the land to be included in the Land-Based Casino Developments (the "Survey") together with currently-effective title insurance commitments sufficient to assure the Developer, in the exercise of its reasonable judgment, that it will acquire all of the Property pursuant to the Conveyance Agreement subject to no restrictions or encumbrances which would materially prevent or impede the development of the Casino Complex.

3.   CONDITION OF TITLE

     3.01 EVIDENCE OF TITLE. The EDC has delivered to Developer a commitment for an owner's title insurance policy for the Property (the "Commitment") issued by First American Title Insurance

Company (the "Title Company") together with the Survey prepared by METCO Services, Inc. The Commitment sets forth the state of title to the Property together with all exceptions, conditions, reservations, and encumbrances. If Developer is dissatisfied, in its reasonable discretion, with any matter shown on the Survey or the Commitment, City, EDC and Developer shall work together to remedy any deficiency disclosed by the Survey or the Commitment, pre or post-Closing as the parties may agree.

     3.02 CONVEYANCE. At Closing, EDC will deliver to Developer a quit claim deed in substantially the form as attached hereto as EXHIBIT "C" (the "Deed") conveying title to the Property subject only to such matters as may be acceptable to Developer in its reasonable discretion.

     3.03 SURVEYING AND TESTING . EDC shall permit Developer and its consultants to enter the Property for purposes of site investigation and testing, in the manner and subject to the limitations set forth IN SECTION 5.1 of the Development Agreement.

     3.04 DEVELOPER'S ACCEPTANCE OF THE PROPERTY. Subject to SECTION 18.1(b) of the Development Agreement, Developer agrees to accept the Property in an "as is", "where is" condition and Developer waives any and all rights and remedies it may have against City and EDC as a result of the condition thereof.

4.   REPRESENTATION AND WARRANTIES

     4.01 TIME AND PLACE OF CLOSING. EDC will notify Developer of the prospective date for any Closing not less than ten (10) calendar days prior thereto, unless otherwise agreed between the par-ties, provided that the Closing on all parcels shall occur no later than ten (10) calendar days after the conditions precedent set forth in Section 2.4(a) of the Development Agreement have been satisfied or waived and EDC has acquired the Property. Each Closing shall take place at the office of the Title Company, or other location in downtown Detroit designated by EDC.

     4.01 CONDITIONS TO EDC'S PERFORMANCE. The obligation of EDC to convey the Property shall be subject to the following conditions precedent:

a. NO DEFAULT. There shall be no existing Event of Default by Developer under this Agreement.

b. NO INJUNCTION. There shall be no temporary restraining order, preliminary injunction or permanent injunction enjoining the EDC from performing its obligations under this Agreement.

     4.03 CONDITIONS TO DEVELOPER'S PERFORMANCE. The obligation of Developer to accept title to the Property shall be subject to the following conditions precedent:

a. SATISFACTION OF CERTAIN DEVELOPMENT AGREEMENT CONDITIONS. The conditions precedent set forth in SECTIONS 2.4(a)(6), (8) AND 9 of the Development Agreement have been satisfied or waived, other than the obligation of the City Council set forth in SECTION 2.4(a)(8)(x) of the Development Agreement.

b. DEVELOPER APPROVAL OF CITY FINANCING ARRANGEMENT. All of the conditions set forth in SECTION 2.5(a) of the Development Agreement have been satisfied or waived in accordance with the provisions thereof.

c. CONDITION OF TITLE. The Title Company shall have marked-up (or reissued) the Commitment as of the date of the Closing to indicate that all conditions of issuance of the policy and endorsements provided for in the Commitment have been satisfied and that the Property is not subject to any federal or state tax liens or real property taxes or assessments which are due and payable, unpaid water bills or other encumbrances of record.

     4.04 DELIVERY OF DEED AND POSSESSION. EDC will deliver the Deed to the Designated Parcel and the possession thereof to Developer at Closing provided that Developer has complied with all conditions precedent as specified herein. Developer shall be responsible for recording the Deed and paying all recording costs including county and state transfer taxes, if any.

     4.05 CLOSING STATEMENT. At each Closing, Developer and EDC shall each execute and deliver to the other a closing statement setting forth the amount of Bond Proceeds used at Closing to acquire the Designated Parcel and reflecting all adjustments provided for in this Agreement.

     4.06 REPRESENTATION AND WARRANTY OF THE CITY. The City represents and warrants that it has not withheld from Developer any information which, in the exercise of its good faith judgment, would have been reasonably required to make an informed decision as to the accuracy of Revised Schedules A and B.

5.   DEFAULTS AND REMEDIES

     5.01 DEFAULT BY DEVELOPER. The occurrence of any one or more of the following events shall constitute an Event of Default under this Agreement:

a. If Developer does not take title to the Property, as required by this Agreement, upon tender of conveyance by EDC.

b.   If any Event of Default occurs under the Development Agreement.

Upon an Event of Default, EDC shall have the right to exercise any and all remedies available to EDC under the Development Agreement.

     5.02 DEFAULT BY EDC. In the event EDC does not tender the conveyance of the Property or any part thereof in the manner provided in this Agreement, and any such failure shall not be cured within thirty (30) days after written demand by Developer, then, provided Developer is not in Default under this Agreement, Developer, as its sole and exclusive remedy, shall be entitled to obtain specific performance of this Agreement and seek actual damages, if any, arising from delay or failure of performance; provided, however, that if the nature of EDC's obligation is such that more than thirty (30) days are reasonably required for performance, then EDC shall not be in default if EDC commences performance within such thirty (30) day period and thereafter diligently pursues such performance to completion.

     5.03 DEFAULT BY CITY. In the event City breaches its obligation to find Alternate Sites as set forth in SECTION 2.03 above, Developer, as its sole and exclusive remedy, shall be entitled to speci ically enforce the City's obligation to find Alternate Sites as and to the extent set forth in SECTION 2.03, above. Under no circumstances shall the Developer be entitled to seek or recover damages or restitution for a breach by City of its obligation to find Alternate Sites as set forth in SECTION 2.03.

     5.04 RESELECTION BY CITY.

a. For purposes of this SECTION 5.04, (1) "Triggering Event" shall mean the elimination of Developer from acting as a designated developer (as that term is defined in the Ordinance) as a result of a final, non-appealable court judgment or court order, other than a court judgment or court order issued in connection with any action resulting from the City's or EDC's enforcement of their respective rights under the Development Agreement and
     (2) "Transportation Corridor" shall have the meaning ascribed to it in the Modified Project Plan for the Waterfront Reclamation and Casino Development Agreement approved by City Council on January 29, 1999.

b. The City agrees to use its reasonable best efforts to have three casino developers as permitted under the Act. Accordingly, in the event a Triggering Event occurs, the City agrees to use its reasonable best efforts to reselect a developer (a "New Developer") with which the City and EDC will enter into a development agreement (a "New Agreement") for the development of a casino complex, upon the following terms and conditions:

     (1) The New Agreement will require that the New Developer purchase from the Developer the: (x) Project Premises, together with any improvements constructed thereon and Developer's interest in the entity that owns the Transportation Corridor, for the purchase price as determined in SECTION 5.04 b.(2) and (y) Temporary Casino, together with all related structures, including parking and restaurant facilities that are connected with, or operated in such an integral manner as to form a part of the Temporary Casino operation (the "Temporary Casino Complex"), for the purchase price and subject to the conditions imposed in SECTION 5.04 b.(3).

     (2) The purchase price for the Project Premises under SECTION 5.04 b.(1) shall be an amount equal to Developer's documented costs incur-red in connection with acquiring the Project Premises, acquiring its interest in the entity that owns the Transportation Corridor, and constructing any improvements on either the Project Premises or the Transportation Corridor including but not limited to finance, design, architectural, permitting, legal and environmental remediation costs.

     (3) The purchase price for the Temporary Casino Complex under SECTION 5.04 b.(1) shall be an amount equal to its fair market value determined by an investment banker knowledgeable in casino gaming matters selected by agreement of the Developer and the New Developer. If the Developer and New Developer cannot agree on the selection of an investment banker, then the City shall select an investment banker who has not been materially involved with the Development or any portion thereof and who is knowledgeable in casino gaming matters. The New Developer's obligation to purchase the Temporary Casino Complex will be conditioned upon and subject to Developer's assignment to New Developer of any premises leases for the Temporary Casino Complex, together with any landlord's consent if required pursuant to any such leases.

     (4) Developer agrees to sell to New Developer the Project Premises, the Temporary Casino Complex, its interest in the entity that owns the Transportation Corridor, and assign to New Developer any premises leases for the Temporary Casino Complex, all as provided in this
          SECTION 5.04.

c. The rights and obligations of City, EDC and Developer under SECTION 5.04 shall survive the Closing and shall not merge into the Deed.

     5.05 WAIVER OF CERTAIN REMEDY. Developer hereby waives its right and remedy set forth in SECTION 10.2(c) of the Development Agreement for the return of the letter of credit delivered pursuant to the Development Agreement to the Developer for any failure by the City to vacate all. streets, sidewalks and other land, as required by SECTION 2.4(a)(8)(x) of the Development Agreement. In consideration of such waiver, City agrees, in any instance under SECTION 10.2(g) of the Development Agreement in which Developer would be entitled to the return of its letter of credit, that in lieu of returning the letter of credit to Developer, City shall deliver to Developer irrevocable letters of credit of a commercial bank providing for direct payments to the Developer each time Developer's letter of credit is drawn and otherwise conforming to the definition of "Alternate Letter of Credit" appearing in those certain indentures of trust (the "Indentures") between EDC as issuer and U.S. Bank Trust National Association as Trustee in connection with the issuance of those certain taxable and tax-exempt economic development revenue bonds for the Waterfront Reclamation and Casino Development Project, Series 1999A, Series 1999B and Series 1999C and shall pay to the Developer all costs associated with maintaining Developer's letter of credit. The waiver by Developer and the rights and obligations of City, EDC and Developer under SECTION 5.05 shall survive the Closing and shall not merge into the Deed.

6.   MISCELLANEOUS

     6.01 NOTICES. Any notice, demand or other communication which any party may desire or may be required to give to any other party shall be given as provided in the Development Agreement.

     6.02 SEVERABILITY. If any one or more provisions of this Agreement or in any instrument or other document delivered pursuant to this Agreement or the application thereof to any person or circumstance shall to any extent be declared or determined to be invalid or unenforceable, the validity, legality and enforceability of the remainder of this Agreement, or the application of such provision to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected or impaired thereby, and each provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law.

     6.03 COMPLETE AGREEMENT. This Agreement and the Development Agreement and all the documents and agreements described or referred to herein and therein, including the Exhibits hereto and thereto, constitute the full and complete agreement between the parties hereto with respect to the subject matter hereof and thereof, and supersede and control in their entirety over any and all prior agreements, understandings, representations and statements, whether written or oral, by each of the parties hereto. The parties hereto acknowledge and agree that this Agreement shall implement, and is not intended to supersede, the Development Agreement, and therefore the terms of the Development Agreement shall control in the event of any conflict between this Agreement and the Development Agreement provided that notwithstanding the foregoing, in the event of any conflict between the terms of the Development Agreement and the terms of
SECTION 2.03 above, the terms of SECTION 2.03 above shall control..

     6.04 TERMINOLOGY. Unless the context otherwise expressly requires, the words "herein", "hereof", and "hereunder", and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section, or other subdivision. As used herein, the singular includes the plural, the plural the singular, and the use of any gender shall be applicable to all genders.

     6.05 COVENANTS AND CONDITIONS. All the terms and provisions of this Agreement shall be deemed and construed to be "covenants" and "conditions" as though the words specifically expressing or imparting covenants and conditions were used in each separate term and provision.

     6.06 CAPTIONS. The headings of the Articles, Sections and other subdivisions in this Agreement are for convenience of reference only and shall not be used to construe or interpret the scope or intent of this Agreement or in any way affect the same.

     6.07 COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed to be an original document and together shall constitute one instrument.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first set forth above.

WITNESSES:                                         CITY OF DETROIT,
                                           a Michigan municipal corporation.

        JAMES NOSEDA                       BY:     DENNIS ARCHER
-----------------------------                  ---------------------------------
Print:  JAMES NOSEDA                       Its:    MANAGER
                                               ---------------------------------

        OLIVIA TOWNSEND
-----------------------------
Print:                                     THE ECONOMIC DEVELOPMENT
                                           CORPORATION OF THE CITY OF DETROIT,
WITNESSES:                                 a Michigan public body corporate.

                                           By:     C. BETH DUNCOMBE
                                               ---------------------------------

                                           Its:    AUTHORIZED AGENT
                                               ---------------------------------
        JAMES NOSEDA
-----------------------------
Print:  JAMES NOSEDA                       By:     ATHANASIOS PAPAPANOS
                                               ---------------------------------

                                           Its:    AUTHORIZED AGENT
                                               ---------------------------------

        CANDACE WRIGHT
-----------------------------
Print:  CANDACE WRIGHT                     DETROIT ENTERTAINMENT, L.L.C., a
                                           Michigan limited liability company.

WITNESSES:
                                           By:     Circus Circus Michigan, Inc.,
                                                   a Michigan corporation, one
                                                   of its members.
        JOYCE SHELTON
-----------------------------
Print:  JOYCE SHELTON

        TANYA L. POPE                      By:     CRAIG GHELFI
-----------------------------                  ---------------------------------
Print:  TANYA L. POPE                      Its:    V.P & GENERAL MANAGER
                                               ---------------------------------

                                           By:     Atwater Casino Group, LLC, a
                                                   Michigan limited liability
                                                   company, one of its members

                                           By:     Atwater Management
                                                   Corporation a Delaware
                                                   corporation, its manager

                                           By:     HERBERT STRATHER
                                               ---------------------------------
                                           Its:    CHAIRMAN
                                               ---------------------------------
                                           By:     THOMAS CELANI
                                               ---------------------------------
                                           Its:    PRESIDENT
                                               ---------------------------------

STATE OF MICHIGAN    )
                     ) ss.
COUNTY OF WAYNE      )

     The foregoing instrument was acknowledged before me on _______________1999, by _________________________, the duly authorized agent of the City of Detroit, a Michigan municipal corporation, on behalf of said corporation.

         _________________________________
         Print:_____________________
         Notary Public, Wayne County
         Michigan
         MY Commission expires:___________




STATE OF MICHIGAN    )
                     ) ss.
COUNTY OF WAYNE      )


     The foregoing instrument was acknowledged before me on _______________1999, by _________________________, and ________________________, the duly authorized agent of The Economic Development Corporation of the City of Detroit, a Michigan public body corporate, on behalf of said corporation.

         _________________________________
         Print:_____________________
         Notary Public, Wayne County
         Michigan
         MY Commission expires:___________

STATE OF MICHIGAN    )
                     ) ss.
COUNTY OF WAYNE      )


     The foregoing instrument was acknowledged before me on _______________1999, by _________________________, the ________________________ of__________________,
a Michigan corporation, on behalf of said _____________________.

         _________________________________
         Print:_____________________
         Notary Public, Wayne County
         Michigan
         MY Commission expires:___________

STATE OF MICHIGAN    )
                     ) ss.
COUNTY OF WAYNE      )


     The foregoing instrument was acknowledged before me on _______________1999, by _________________________, the ____________________ of _____________________,
a Michigan __________________, on behalf of said _____________________________.

         _________________________________
         Print:_____________________
         Notary Public, Wayne County
         Michigan
         MY Commission expires:___________

Drafted by and when recorded return to:

                                      EXHIBIT A

CASINO PARCEL 2

Land in the City of Detroit, County of Wayne, State of Michigan, being part of Private Claims 14 and 90. Being Lots 9-24, part of Lots 25-27, part of vacated Dequindre Avenue, part of Woodbridge Street (50' wide), part of Franklin Street (50' wide), part of Guoin Street (50' wide), and alley (20' wide) of "Subdivision of Lot 1, Witherell Farm, lying between Jefferson Avenue and Atwater Street, 1859" as recorded in Liber I of Plats on Page 76 (W.C.R.). Also being Lots 5-24, part of Lots 1-4 and reserved lot, part of Woodbridge Street (50' wide), part of Franklin Street (50' wide), part of Guoin Street (50' wide), and alley (20' wide) of "Subdivision of Lot 2, Witherell Farm, City of Detroit" as recorded in Liber I of Plats on Page 37 (W.C.R.). Also being part of Lots 1-4 of "Resubdivision of Lots 1, 2, 3, 4, 5, 6, 7 and 8, between Guoin and Atwater Streets, Witherell Farm" as recorded in Liber I of Plats on Page 302 (W.C.R.). Also being Lots 9 and 10, part of Lots 1, 3 and 8, part of Estate of Troussant Campau and vacated alley (20'wide) of Section 2, Lots 6-10, part of Lots 1-5 and vacated alley of Section 3, Lots 1-10 and alley (20' wide) of Section 4, Lots 1 and 2, 9 and 10, part of Lots 3 and 8 and part of vacated alley of Section 5, Lots 1 and 2, 9 and 10, part of Lots 3 and 8 and part of alley of Section 6, Lots 1-10 and vacated alley (20' wide) of Section'7, part of Lots 1-3 of Section 8, part of Lots 1 and 4 of Section 9, part of Woodbridge Street (50' wide), part of Franklin Street (50'wide), part of Guoin Street (50'wide), and part of St. Aubin Avenue (70' wide) of "Subdivision of the St. Aubin Farm, South of Jefferson Avenue, City of Detroit", as recorded in Liber 1 of Deeds on Page 35 (W.C.R.), described as:

Beginning at a point distant N59DEG.46'04"E 489.14 feet and N59DEG.56'21"E
335.44 feet along the southerly right-of-way line of Jefferson Avenue (120' wide) and S26DEG.05'03"E 99.24 feet from the intersection of the southerly right-of-way line of Jefferson Avenue (120' wide) and the westerly right-of-way line of Riopelle Street (84' wide);

Thence along said line N59DEG.56'21 "E 377.81 feet and N59DEG.48'24"E 461.27 feet;

Thence S25DEG.56'42"E 910.15 feet to the northerly right-of-way line of realigned Atwater Street (variable width);

Thence along said line S64DEG.39'33"W 834.85 feet;

Thence N26DEG.05'03"W 840.07 feet to the point of beginning.

Containing 16.788 acres, more or less.

                                 REVISED SCHEDULE A*

(i)       The City's best estimate of the aggregate of the
          Feehold Compensation                                     $151,801,800

(ii)      The cost of all Infrastructure Improvements                88,694,880

(iii)     The costs of all of the above and below ground
          environmental Response activity necessary in order
          to obtain a covenant not to sue in favor of the City,
          EDC, Developer and the Other Land-Based Casino
          Developers issued by the Michigan Department of
          Environmental Quality with respect to the Casino
          Area and the Public Land                                   9,187,647
                                                                     ---------
          Total of (i), (ii) and (iii)                          $  249,684,327
                                                              ------------------
                                                              ------------------


*Capitalized terms have the same meanings ascribed to them in the Agreements





                                      Exhibit B

                                  REVISED SCHEDULE B

-------------------------------------------------------------------------------
I. ST. AUBIN CORRIDOR
-------------------------------------------------------------------------------
A. Reconstruct Jefferson Ave. Bridge for 6-lane roadway              $1,520,000
section.
-------------------------------------------------------------------------------
B. Roadway Section from South line of Jefferson to Antietam
bridge, including utility relocations, four-lane roadway with future rail provision, new bridges at Jefferson, Larned,
Lafayette and Antietam and one pedestrian bridge.                    29,710,000
-------------------------------------------------------------------------------
C-1. Gratiot/1-75 intersection at grade including utility
relocation and signage to prohibit left turns onto St. Aubin and
Cherie.                                                              11,387,200
-------------------------------------------------------------------------------
C-2. PLD ducts and related work for signals and lights.               1,340,000
-------------------------------------------------------------------------------
D . Environmental remediation on land at Gratiot and in               3,041,030
corridor.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
II. ROADWAYS
-------------------------------------------------------------------------------
A. Atwater 5 land roadway from Rivard to Cherie along existing alignment widened to north from Riopelle to Cherie and to south from Riopelle to Rivard; 15 foot sidewalk on north to be on
private property with utility easement.                               4,400,000
-------------------------------------------------------------------------------
B. Atwater same as above from Rivard to New Boulevard.                  931,000
-------------------------------------------------------------------------------
C. Riopelle from Jefferson to Atwater widened and
reconstructed with public sidewalks both sides.                         710,000
-------------------------------------------------------------------------------
D. Chene from Jefferson to Atwater widened and reconstructed
with public sidewalks both sides.                                       819,000
-------------------------------------------------------------------------------
E. Upgrade existing traffic signal at Cherie & Jefferson                228,000
intersection.
-------------------------------------------------------------------------------
F. New traffic signals for:
-------------------------------------------------------------------------------
1. 1-375 (New Boulevard) & Atwater                                      202,000
-------------------------------------------------------------------------------
2. Atwater & Riopelle                                                   157,000
-------------------------------------------------------------------------------


                                       14

-------------------------------------------------------------------------------
3. Atwater& Dequindre                                                   202,000
-------------------------------------------------------------------------------
4. New Street (N-S) & Atwater                                           202,000
-------------------------------------------------------------------------------
5. Jefferson & Riopelle                                                 187,000
-------------------------------------------------------------------------------
6. Atwater& Cherie                                                      187,000
-------------------------------------------------------------------------------
G. Traffic signal feed extension and traffic signal iintra
connect extension.                                                      634,000
-------------------------------------------------------------------------------
H. Roadway trail blazing signs on City streets and on MDOT              712,000
freeways.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
III. OTHER
-------------------------------------------------------------------------------
Purchase of trolley buses for Atwater route: 2 natural gas
fueled decorative "trolleys" at $250,000 each.                          500,000
-------------------------------------------------------------------------------
Contingency                                                          25,000,000
-------------------------------------------------------------------------------
TOTAL
-------------------------------------------------------------------------------
Detroit Based Enterprise Premium (2%)                                   883,420
-------------------------------------------------------------------------------
Wage escalation for labor (3%)                                        1,325,130
-------------------------------------------------------------------------------
GMP Expense, overhead and profit (10%)                                4,417,100
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Grand Total                                                         $88,694,880
-------------------------------------------------------------------------------

                                    Exhibit B

                                      EXHIBIT C

                                   QUIT CLAIM DEED

     The Economic Development Corporation of the City of Detroit, a Michigan public body corporate (the "EDC"), quit claims to ____________________ whose post office address _____________________is the premises located in the City of Detroit, County of Wayne, and State of Michigan, described on Exhibit A attached hereto and made a part hereof, together with any and all tenements, hereditaments and appurtenances thereunto belonging or in anywise appertaining, for the sum of ______________________ ($______________).

     This Deed is given subject to the terms, covenants and conditions of [IDENTIFY RESTRICTIVE COVENANT DOCUMENT] which is incorporated herein by reference and recorded on ______________, _________________________ in the
Office of the Register of Deeds for the County of Wayne in Liber _____________ on Pages____________ through ______________ inclusive, none of the terms, covenants and conditions of which shall be deemed merged in this Deed. The covenants therein recited to be covenants running with the land are hereby declared to be covenants running with the land enforceable by EDC as therein set forth.

Dated this ______ day of ___________, 19__.

     IN WITNESS WHEREOF, The Economic Development Corporation of the City of Detroit has caused this instrument to be executed by its duly authorized officer and sealed with its corporate seal, the day and year first above written.

WITNESSES:                             THE ECONOMIC DEVELOPMENT
                                       CORPORATION OF THE CITY OF
                                       DETROIT, a Michigan public body corporate

_______________________________
Print:                                 By: ________________________________
                                       Its: ________________________________


_______________________________
Print:                                 By: ________________________________
                                       Its: ________________________________

[If any parcels are unplatted, add the statements required by the Land Division Act.]

STATE OF MICHIGAN   )
                    ) ss.
COUNTY OF WAYNE     )


     The foregoing instrument was acknowledged before me on____________________ 1999, by _________________________, and ________________________, the duly authorized agent of The Economic Development Corporation of the City of Detroit, a Michigan public body corporate, on behalf of said corporation.


     Print:___________________________________
            Notary Public, Wayne County
            Michigan
            My Commission expires:____________

This instrument was drafted by and after recording return to:

                                   May 5, 1999



Detroit Entertainment, LLC
c/o Circus Circus Enterprises, Inc.
3950 Las Vegas Boulevard South
Las Vegas, NV 89119

     Re: Indenture of Trust (the "Trust Indenture") between The Economic Development Corporation of the City of Detroit to U.S. Bank Trust National Association, as Trustee involving The Economic Development Corporation of the City of Detroit Taxable Economic Development Revenue Bonds (the "Bonds") (Waterfront Reclamation and Casino Development Project) Series 1999A dated as of March 1, 1999

Ladies and Gentlemen:

     This letter agreement is for the purpose of confirming and documenting our agreements in connection with our acting and performing services as Trustee, Paying Agent and Tender Agent under the Trust Indenture (collectively the "Trust Services"). We have agreed to perform the Trust Services under the Trust Indenture in consideration of your agreements concerning our compensation and indemnification described in this letter agreement. You have agreed as follows.

     For our services as Trustee you will pay one-third of an Acceptance Fee of $3,000 and one-third of an Annual Administration Fee of $3,500.

     Our fees for acting as Bond Registrar and Paying Agent will be determined based on the bonds being held by the Depository Trust Company in book-entry-form and therefore are only $500 annually per Series. We will include our duties as Tender Agent in this annual amount, unless extraordinary services are required in this capacity such as a mandatory tender of the entire issue prior to maturity of the bonds.

     If the City of Detroit should maintain all or a part of either the Bonds in a commercial paper mode, you will pay one-third of an Acceptance Fee of $250 per issue and one-third of an Annual Fee of $500 to administer that portion of the transaction. All trades are $10 per issuance and will be billed one-third to you.

     We will include the purchase of any investments at the inception of the project fund along with our annual administration fee. Any future investments will be billed at one-third of $75 per trade. If an outside investment contract is utilized, we will charge an annual fee of one-third $ 1,000 for the custody and administration of such contract.

Detroit Entertainment, LLC
May 5, 1999
Page 2

     You will pay one-third of all out-of-pocket expenses, such as postage, stationery, supplies, printing, telephone, travel and all other costs and expenses reasonably incurred by us in performing the Trust Services. Reasonable counsel fees are to be added to our regular charges for services at the time of closing on the issuance of the Bonds for legal costs associated with document review and giving legal opinions. Any other special or extraordinary services not contemplated at the inception of appointment or not specifically covered herein will be invoiced at a flexible rate of $50 to $200 per hour depending upon the nature of the work, degree of risk, and level of employee involved.

     We have entered into similar letter agreements with MGM Grand Detroit, LLC ("MGM") and Greektown Casino, LLC ("Greektown"). You will be legally responsible to pay one-tl~iird of such fees and expenses.

     In addition to your agreement to pay the foregoing, you have agreed to inderrinify and hold us harmless from one-third of any costs, damages, expenses (including reasonable attorneys fees), causes of action, claims or liability arising out of our performing the Trust Services and acting as Trustee, Bond Registrar, Paying or Tender Agent except such liability determined to be the result of our gross negligence or wilful misconduct.

     The fee as above stated are limited to the Bonds initially issued under the Trust Indenture. Fees for services rendered in connection with any additional bonds issued under any supplemental indentures will be quoted separately and be in addition to the fees stated.

     Please indicate your agreement to the items set forth above in this letter agreement by executing the copy of this letter agreement and returning it to us for our files.

                                   Sincerely yours,

                                   U. S. BANK TRUST NATIONAL ASSOCIATION

                                   By:         M. KARAN
                                      -----------------------------------------

                                   Its:        VICE PRESIDENT
                                       -----------------------------------------

Items set forth above agreed to by:

DETROIT ENTERTAINMENT, LLC

By:    CHERYL SCOTT DUBE
   ----------------------------------
Its:   AUTHORIZED SIGNATOR
    ---------------------------------
Date:              5/5/99
     --------------------------------